Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael J. Tracy, the CEO of Telemetrix Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)

The Annual Report on Form 10-KSB of the Company for the twelve month period ended December 31, 2002, (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchanges Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael J. Tracy Michael J. Tracy CEO

Date: December 2, 2003

A signed original of this written statement required by Section 906 has been provided to Telemetrix Inc. and will be retained by Telemetrix Inc. and furnished to the Securities and Exchange Commission or its staff upon request.